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                                                                   EXHIBIT 99.4

                                    PROXY
                        RACING CHAMPIONS CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert E. Dods and Curtis W. Stoelting, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Racing Champions Corporation to be held on June 12, 1998 at 10:00 a.m., local time, at [LOCATION], and at any adjournment thereof, there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

1. APPROVAL AND ADOPTION OF AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, DATED AS OF DECEMBER 4, 1997, BY AND AMONG RACING CHAMPIONS CORPORATION, WSG ACQUISITION, INC. AND WHEELS SPORTS GROUP, INC. AND THE ISSUANCE OF SHARES OF COMMON STOCK OF RACING CHAMPIONS CORPORATION PURSUANT THERETO.

     [ ]        FOR             [ ]     AGAINST         [ ]     ABSTAIN

2. APPROVAL AND ADOPTION OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF RACING CHAMPIONS CORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF RACING CHAMPIONS CORPORATION FROM 20,000,000 TO 28,000,000.

     [ ]        FOR             [ ]     AGAINST         [ ]     ABSTAIN

3. APPROVAL AND ADOPTION OF PROPOSED AMENDMENT TO THE RACING CHAMPIONS CORPORATION STOCK INCENTIVE PLAN.

     [ ]        FOR             [ ]     AGAINST         [ ]     ABSTAIN

4.   ELECTION OF DIRECTORS (terms expiring at the 1999 Annual Meeting)

     [ ]    FOR all nominees listed below       [ ]    WITHHOLD AUTHORITY
            (except as marked to the            to vote for all nominees
            contrary below)                     listed below

     1.-ROBERT E. DODS 2.-BOYD L. MEYER 3.-PETER K.K. CHUNG 4.-AVY H. STEIN 5.-DANIEL M. GILL 6.-SAMUEL B. GUREN 7.-JOHN S. BAKALAR 8.-JOHN J. VOSICKY 9.-RANDY C. BAKER 10.-RANDY E. DUNCAN 11.-VICTOR H. SHAFFER

     PLEASE NOTE THAT THIS PROXY WILL NOT BE VOTED TO ELECT RANDY C. BAKER, RANDY E. DUNCAN OR VICTOR H. SHAFFER UNLESS PROPOSAL 1 AND PROPOSAL 2 ABOVE ARE APPROVED BY STOCKHOLDERS AT THE ANNUAL MEETING.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) on the space provided below.)
________________________________________________________________________

5. TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS FOR RACING CHAMPIONS CORPORATION FOR YEAR ENDING DECEMBER 31, 1998.

     [ ]        FOR             [ ]     AGAINST         [ ]     ABSTAIN

6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



                          (continued on reverse side)


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PROXY NO.                       NO. OF SHARES

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Joint Proxy Statement/Prospectus, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO APPROVE AND ADOPT THE MERGER AGREEMENT, TO APPROVE AND ADOPT THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, TO ELECT THE NOMINEES AS DIRECTORS, TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS AND TO APPROVE THE AMENDMENT TO THE RACING CHAMPIONS CORPORATION STOCK INCENTIVE PLAN. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

                                DATED:  ___________________, 1998

                                ____________________________________
                                (SIGNATURE OF STOCKHOLDER)

                                ____________________________________
                                (SIGNATURE IF JOINTLY HELD)




                                If signing as attorney, executor, administrator, trustee or guardian, please add you full title as such. If shares are held by two or more persons, all holders must sign the Proxy.



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